                                 Exhibit # 10.11

                               Agreement with Inet

                           CARRIER SERVICES AGREEMENT

        This agreement ("Agreement") entered into this 25h day of June, 1999, by and between INET Interactive Network System, Inc. ("INET"), a California
corporation with principal offices located at 1640 S. Sepulveda Blvd., Suite
320, Los Angeles, California 90025, and Competitive Communications, Inc.,
("Client') whose address is 11731 Sterling Ave., Suite F, Riverside, CA 92503.
This Agreement must be signed by the Client and returned to MET within fifteen
(15) days for INET execution.

        Client represents and warrants that all financial information relating
Client has been or will be provided to INET by Client on or before the date of this Agreement or at the time thereafter is or shall be true and accurate in all material respects. Client acknowledges that the effectiveness of this Agreement shall be contingent upon approval of Client's credit application.

1. SERVICE AND POP

      A. INET agrees to provide, and Client agrees to purchase, switched termination services or long distance telecommunications traffic ("Services"), subject to the terms and conditions set form herein. Client shall comply with the requirements of the Federal Communications Commission and any and all
         local, state or federal governmental agencies having jurisdiction over the provision of Services.

      B. The Point of Presence "(POT) for the Client to access "Services" is at:

         1). One Wilshire Building, 624 S. Grand Avenue, 11th Floor, Los Angeles,
             CA 90017
         2). Telehouse, 25 Broadway, 5th Floor, New York, NY 10004

2. TERMS AND CHARGES

      A. the term of this Agreement is twelve (12) months commencing on the "Service commencement Date", described in Exhibit (A) attached hereto. At the expiration of the initial term, the Agreement shall continue on a month to month basis unless terminated by either party. Termination can occur at the expiration of the initial term or any other time thereafter on thirty(30)
         days written notice.

      B. the Client will be billed for the traffic volume on the basis of the pricing outlined in Exhibit (B) attached hereto, or as hereafter modified and accepted by INET and the Client. During the term of this Agreement, the
         Client's per minute rate and applicable traffic volume and other charges for Service provided should be as detailed in Exhibit (A), attached hereto, or as hereafter modified and accepted by [NET and the Client.

      C. INET will provide to Client monthly statements showing call termination charges and other charges, if any, owed by Client for Services provided.
         All Calls, other than calls to Mexico, will be billed with a thirty second minimum and thereafter in six-second increments rounded to the next highest one-tenth of a minute per call record. Calls to Mexico are billed in one-minute increments.

      D. Minimum Monthly Volume: During the term of this Agreement, commencing on the Service Commencement Date, Client's monthly minimum of billable minute volume shall be as per Exhibit (A), attached hereto, or as hereafter modified and accepted by [NET and the Client.

3. PAYMENT AND BILLING

      A. INET shall invoice all Service -charges provided for each week during the term of this Agreement. INET will provide Client weekly, via Facsimile, with an invoice for Services provided during the previous week. The invoice amount shall be due and payable to INET in U.S. funds within seven (7) days of receipt of invoice. INET will send Client at the end of each week a statement that reflects a complete week. Client payments shall be made by
         Cashiers or Company check to:

                  INET
                  Attn: Claude Socroun
                  1640 S. Sepulveda Blvd., Suite 320
                  Los Angeles, CA 90025

         A late charge in the amount of one and one-half percent (I 1/2%) per month shall apply for all past due amounts.

      B. any requests by Client for billing adjustments, must be made in writing, with detail substantiating said request within thirty- (30) days of the invoice date. Request for billing adjustments shall not be cause for delay in the payment of the non-contested amount of any invoice. Client* agrees to pay full amount of non-contested invoice by due date. Amounts determined by INET to be in error will be credited on the following invoice.

      C. Any applicable federal, state or local use, excise, sales or privilege taxes, duties or similar liabilities, chargeable to or against INET because of the Services provided to Client, shall be charged to Client and is payable to INET in addition to the regular charges under this Agreement unless Client provides INET with applicable tax exemption documentation.
         Client is solely liable for and hereby indemnifies and holds INET harmless from filing all applications, forms, reports, returns, statements, and other documents and information with and payment of all taxes and/or assessments to all local, county, state, federal and other taxing authorities having jurisdiction with respect to any and all charges to
         Client's customers for the Services, including without limitation, any governmental agency or authority in any foreign country.

      D. INET agrees to review item A. above after ninety (90) days. If Client has paid as specified in item A above, during such period then payment terms shall be extended to (30) days of receipt of written monthly invoice or be cycle billed.

4.  SUSPENSION OR TERMINATION OF SERVICE

       If non-contested payment is not made by Client and/or not received by INET on or before the due date of any given invoice, INET, shall issue a notice to Client, via facsimile, to immediately correct (cure) the problem of non-payment. If said payment problem is not corrected (cured) to WET satisfaction within twenty-four business days from the date of said notice, INET shall have the right to suspend
       "Services" to Client (either completely or only with respect to any affected
       Services, as INET may at its option elect) until such time as Client has paid all charges, including any interest as specified herein. Further, the Services provided to Client are subject to the condition that it may not be used for any unlawful purpose or in any improper manner, and may be terminated or suspended by INET without notice, at INETs option, if prohibited use occurs.

       Further, if payment problems are not corrected within the timeframe described above, INET may at its sole option do any of the following:

        a. Cease accepting or processing orders for the services.
        b. Cease all electronically generated information
        c. Draw upon any letter or credit, security deposit or other assurance of payment provided by Client
        c. Enforce any security interest granted by Client to INET.
        e. Terminate this agreement without liability to INET.
        f. Contact the end user  directly  to inform them that their  telecommunications service will no longer be provided  through the client,  but may be continued
           through INET directly.
        g. Bill and collect from the End-Users directly (or through its billing agents)
           for  services
        h. Treat the End-Users as INET customers for all purposes.
        i. Pursue such other remedy or relief as may be appropriate.

5. QUALITY AND AVAILABILITY

        INET will use reasonable efforts under the circumstances to maintain overall network quality. The quality and reliability of Services provided hereunder shall be consistent with other common carrier industry standards, government regulations and sound business practices. INET MAKES NO OTHER
        WARRANTIES ABOUT THE SERVICE PROVIDED, EXPRESS OR IMPLIED. Should INET fail to maintain industry standards including but not limited to service "up times" at each of clients' locations then client may terminate this agreement within seven
        (7) days or more (at client's discretion) of written notification of INET.

6. EXCHANGE OF INFORMATION

        INET and Client shall mark as confidential all information provided by each party to the other, which is considered by the disclosing party to be confidential information. The party receiving such confidential information shall not (i) use any portion of such confidential information other than in connection with performance under this Agreement, or (ii) disclose such confidential information to any third party, except to the extent required by law, to a government agency or department or to enforce its rights under this
        Agreement. The obligation to protect such confidential information shall remain in effect except to the extent that (1) such confidential information becomes generally available to the public, (ii) such confidential information becomes generally available to the public, (ii) such confidential information was developed by the receiving party independently of the disclosures hereunder, or
        (iii) such confidential information was previously know to the receiving party

7.  LIMITATION OF LIABILITY

        INET liability and Client's sole and exclusive remedy, arising from delays in installation, commencement or restoration of Service to be provided under this
        Agreement OR out of mistakes., omissions, interruptions, delays, errors or defects in transmission in the provision of Service provided hereunder OR any breach of this Agreement, shall in no event exceed the charges paid by Client for the period time during which such mistakes, errors, interruptions, described above, occurred. Client has the right to cancel this Agreement without liability to either party.

        IN NO EVENT SHALL INET BE LIABLE TO THE CLIENT OR ANY OTHER PERSON, FIRM OR
        ENTITY IN ANY RESPECT, INCLUDING, WITHOUT LIMITATION, FOR ANY DAMAGES, EITHER
        DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, PUNITIVE OR ANY
        OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY

        KIND OR NATURE WHATSOVER, ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS,
        INTERRUPTIONS, DELAYS, OR DEFECTS IN TRANSMISSION OR DELAYS, INCLUDING THOSE
        WHICH MAY BE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES, ARISING OUT OF OR
        RELATING TO THE AGREEMENT OR THE OBLIGATIONS OF SUPPLIER PURSUANT TO TIES
        AGREEMENT. INET MAKES NO WARRANTY, WHETHER EXPRESSED IMPLIED, OR STATUTORY, AS
        TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY
        PURPOSE OF THE SERVICE OF THE LOCAL ACCESS, OR AS TO ANY OTHER MATTER, ALL OF
        WHICH WARRANTIES BY INET ARE HEREBY EXCLUDED AND DISCLAIMED.

        Fraudulent Calls. INET shall not be liable for any fraudulent calls processed by
        INET and billed to Client's account. INET shall notify Client promptly of any fraudulent calling of which INET has actual knowledge, it being understood that
        INET is under no obligation to investigate the authenticity of calls charged to
        Client's account. INET will assist customer in the resolution of fraudulent calls and the blocking of these calls as necessary.

8. FORCE MAJEURE

        INET and its Representatives are not liable for any loss or damage whatever caused by delays, failures of performance, damage, destruction, or malfunction of switching equipment, or any loss or damage occasioned by fire, the elements, labor disputes, shortages, utility curtailments, power failures, explosions, civil cable cuts, acts of God, government requisition, changes in government regulation, acts or omissions of third parties or any other cause beyond INETs reasonable control.

9. BINDING EFFECT

        This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided however, Client shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of INET which shall not be unreasonably withheld.

10. GOVERNING LAW, JURISDICTION, AND ATTORNEY'S FEES

        A. Validity. If any provision of this Agreement is determined by a court or other government authority to be invalid, illegal or unenforceable, such invalidity, illegality or enforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement.
           Further, the provision that is determined to be invalid, illegal or unenforceable shall be reformed and construed to the extent permitted by law so that it will be valid, legal and enforceable to the maximum extent possible. Further, nothing in this Agreement shall be deemed to create a partnership, joint venture or any relationship other than a vendor-Client relationship.

        B. Governing Law and Expedited Dispute Resolution. This Agreement shall be governed and construed in accordance with the laws of the State of
           California without regard to choice of law principles. Any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation, shall be settled by binding arbitration through the American
           Arbitration Association ("AAA") in accordance with the J.A.M.S./ENDISPUTE
           Arbitration Rules and procedures ("Endispute Rules"), as amended by this
           Agreement. 'Me costs of arbitration, including the fee of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case. The Parties agree that this provision and the arbitrator's authority to grant relief shall be subject to the United
           States Arbitration Act. 9 U.S.C. 116 et seq. ("USAA"), the provisions of this Agreement, and the ABA AAA Code of Ethics for Arbitrators in
           Commercial Disputes. The Parties agree the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post award proceedings shall be governed by the USAA. Any such arbitration or enforcement shall take. place in California, or such other place mutually agreed by the parities, or through the federal or state courts located therein.

        C. Indemnification. Both parties agree to defend, hold harmless and indemnify each other from and against all claims, demands, actions, causes of action, judgments, costs, attorney's fees and expenses of any kind or nature for bodily injury, death, property damage, goodwill, or other damages oft any
           KIND incurred by either party, its employees, or third parties arising under this Agreement due to Client's negligence or willful misconduct.

        D. Neither party is authorized to act as an agent for, or legal representative of, the other party and neither party shall have authority to assume or create any obligation on behalf of, in the name of, or binding upon the other party. Client shall not represent or intimate that INET is responsible for the type or quality of Client's services to its Clients.

11. NOTICES

           Notices to the parties shall be deemed to have been given when delivered, or when received or refused by the party to whom sent after being mailed be pre-paid, certified mail return receipt requested, or express carrier, to the persons -,-,,hose name and business address appears herein. The effective date of any notice shall be the date of delivery or refusal of such notices, and not the date of mailing.

If to INET:                                    If to Client:

INET Interactive Network Systems, Inc.         Competitive Communications, Inc.
1640 S. Sepulveda Blvd., Suite 320             1173 1 Sterling Ave., Suite F
Los Angeles, California 90025                  Riverside, CA 92503
Telephone Number (310) 235-3177                TEL: (909) 687-6100
Facsimile Number (310) 235-3190                FM: (909) 687-6103
Attn: Stan Alvidrez                            Attn: David Kline

Billing inquiries shall be directed to:

INET Interactive Network Systems, Inc.
1640 S. Sepulveda Blvd., Suite 320
Los Angeles, California 90025
Telephone Number (310) 235-3177
Facsimile Number (310) 235-3190
Attn: Claude Socroun

12. ADDITIONAL PROVISIONS

        A. The failure of either party to give notice of default or to enforce or insist upon compliance with any of the terms or conditions of this
           Agreement, the waiver of any term or condition of this Agreement or the granting of an extension of time for performance shall not constitute the permanent waiver of any term or condition of this Agreement, and this
           Agreement and each of its provisions shall remain at all times in full force and effect until modified by the parties in writing.

        B. No subsequent agreement between Client and INET concerning the Service shall be effective or binding unless it is made in writing and attached to this Agreement, and no representation-, promise, inducement or statement of intention has been made by either party, which is not embodied herein.

        C. this constitutes the entire Agreement between the parties and it may only be changed by written agreement executed by INET and Client.

        IN WITNESS WHEREOF. the parties hereto have executed this Agreement as of the day and year first above written.

        INET Interactive Network Systems              Competitive Communications, Inc.

        By:/s/Helen Legendre                          By:/s/David Kline

        Print:Helene Legendre                         Print:David Kline

        Title:Executive V.P.                          Title:CEO

        Date:July 1, 1999                             Date:6/30/99

                                   EXHIBIT (A)

This is Exhibit A to the Agreement between INET Interactive Network System, Inc.
Los Angeles, California, and Competitive Communications, Inc. ("Client'), dated this 25th day of June, 1999. In addition to the terms and conditions described in the Agreement, the following terms and conditions will apply to the Services provided pursuant to this Exhibit and the Agreement.

1. Service Commencement Date: To be determined, or on such later date that service is installed by an INET vendor and accepted by Client.

2. Rate to Mexico includes U.S. and Mexican portion of the call. Calls. other than calls to Mexico, will be billed with a thirty second minimum and thereafter in six-second increments rounded to the next highest one-tenth of a minute per call record. Calls to Mexico are billed in one-minute, increments. Rate increases are subject to change with Five- (5) days written notice from INET to
   Client. Rate decreases are effective immediately. Upon notification of rate increase, Client at its sole discretion, may terminate this agreement with thirty (30) days written notice.

3. Above Rates are based on minimum of twelve- (12) months contract term, F.O.B.
   INET POP. Above rates have been negotiated between INET and Client and Client agrees to keep the same from the public, competitors, and others who may gain benefit from such knowledge.

4. Ramp up Period: Ninety (90) days from service inception date.

5. Minimum Commitment: Client agrees to use its best efforts to maintain no less than 100,000 minutes of traffic per month after ninety (90) day ramp up. If
   Client fails to maintain 100,000 minutes after ninety (90) day ramp up, INET will have the right to terminate Services on seven (7) days written notice to
   Customer.

6. The above prices are in US funds and do not include applicable taxes and government fees, if any, as detailed in section 3.4 of the Agreement.

INET-International Network System Inc.  Client: Competitive Communications, Inc.

By:/s/Helen Legendre                    By:/s/David Kline
Title:Executive V.P.                    Title:CEO

                                    EXHIBIT B

INET INTERNATIONAL/DOMESTIC CARRIER TERMINATION
FOB LOS ANGELAS, New York

  6/29/99

    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE

     93       Afghanistan                           0.6694             5521     Brazil, Rio De Janeiro               0.1965
     355      Albania                               0.2320             5511     Brazil, Sao Paulo                    0.1520
     213      Algeria                               0.2581            55219     Brazil, Cellular                     0.1593
     684      American Samoa                        0.2229             284      British Virgin Islands               0.2470
     376      Andorra                               0.1841             673      Brunei                               0.2765
     244      Angola                                0.2664             359      Bulgaria                             0.2642
     264      Anguilla                              0.3333             226      Burkina Faso                         0.3294
    67212     Antarctica (Casey Base)               0.2420             257      Burundi                              0.4447
     672      Antarctica (Scott Base)               0.2420             855      Cambodia (Kampu)                     0.5015
     268      Antigua & Barbuda                     0.3615             237      Cameroon                             0.5365
     54       Argentina                             0.2640             238      Cape Verde Islands                   0.4358
     541      Argentina, Buenos Aires               0.2110             345      Cayman Islands                       0.2373
     54       Argentina, Cellular                   0.2805             236      Central African Republic             0.6743
     374      Armenia                               0.4322             235      Chad Republic                        0.7333
     297      Aruba                                 0.2460              56      Chile                                0.1186
     247      Ascension Island                      0.5143             569      Chile, Cellular                      0.1186
     61       Australia                             0.0617              86      China Prc                            0.2747
     612      Australia, Sydney                     0.0617              86      China Prc, Cellular                  0.2830
     61       Australia, Cellular                   0.0646             8610     China, Beijing                       0.2413
     43       Austria                               0.0900            86591     China, Fuzhou                        0.2685
     431      Austria, Vienna                       0.0920             8621     China, Shanghai                      0.2685
     431      Austria, Cellular                     0.0949             672      Christmas Island                     0.2493
     994      Azerbaijan                            0.3249             613      Cocos Kelling Island                 0.1323
     242      Bahamas                               0.1492              57      Colombia                             0.2565
     973      Bahrain                               0.5030             5767     Colombia, Armenia                    0.2565
     880      Bangladesh                            0.5666             5758     Colombia, Barranquilla               0.2565
    8801      Bangladesh, Cellular                  0.5666             571      Colombia, Bogota                     0.0994
     246      Barbados                              0.2106             572      Colombia, Cali                       0.1281
     375      Belarus                               0.2836             573      Colombia, Cellular                   0.2568
     32       Belgium                               0.0735             574      Colombia, Medellin                   0.1415
     323      Belgium, Antwerp                      0.0735             5763     Colombia, Pereira                    0.2568
     322      Belgium, Brussels                     0.0735             2690     Comoros                              0.5195
     32       Belgium, Cellular                     0.0873             242      Congo                                0.5180
     501      Belize                                0.4349             682      Cook Islands                         0.7472
     229      Benin                                 0.3910             506      Costa Rica                           0.1450
     441      Bermuda                               0.1403             5063     Costa Rica, Cellular                 0.2000
     975      Bhutan                                0.2052             385      Croatia                              0.2355
     591      Bolivia                               0.3588              53      Cuba                                 0.5140
     387      Bosnia/Herzegovina                    0.2852             5399     Cuba-Guantanamo Bay                  0.3769
     267      Botswana                              0.2535             357      Cyprus                               0.2434
     55       Brazil                                0.2345              42      Czech Republic                       0.1975

                                   Exhibit B

    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE

     45       Denmark                               0.0668             4940     Germany, Hambourg                     0.0491
     45       Denmark, Cellular                     0.0683             233      Ghana                                 0.3523
     246      Diego Garcia                          0.5336             350      Gibralter                             0.2733
     253      Djibouti                              0.5633              30      Greece                                0.2015
     767      Dominica                              0.3843             301      Greece, Athens                        0.1763
     594      Dominican Republic                    0.1449             299      Greeland                              0.2857
     594      Dominican Republic, Cellular          0.1499             473      Grenada                               0.3685
     593      Ecuador                               0.2677             590      Guataloupe                            0.2945
    5932      Ecuador, Quito                        0.2119             671      Guam                                  0.0884
    5934      Ecuador, Guayaquil                    0.2687             502      Guatemala                             0.2159
    5939      Ecuador, Cellular                     0.3129            50220     Guatemala, Cellular                   0.2256
     20       Egypt                                 0.4061             224      Guinea Republic                       0.3654
     202      Egypt, Cairo                          0.4061             245      Guinea - Bissau                       0.6223
    2012      Egypt, Cellular                       0.4061             592      Guyana                                0.5500
     503      El Salvador                           0.2795             509      Haiti                                 0.4364
    5038      El Salvador, Cellular                 0.2800             504      Handuras                              0.4035
     240      Equatorial Guinea                     0.6328             852      Hong Kong, China                      0.0560
     291      Eritrea                               0.7237             8529     Hong Kong, Cellular                   0.0699
     372      Estonia                               0.1987              36      Hungary                               0.1812
     251      Ethiopia                              0.7054             354      Iceland                               0.1585
     298      Faeroe Island                         0.2218              91      India                                 0.4478
     500      Falkland Island                       0.3484             9198     India, Cellular                       0.4837
     679      Fiji Islands                          0.5827             9144     India, Madras                         0.4778
     358      Finland                               0.0770             9111     India, New Delhi                      0.4680
    3580      Finland, Helsinki                     0.0770             9122     India, Bombay                         0.4778
     358      Finland, Cellular                     0.0770             9180     India, Bangalore                      0.4778
     33       France                                0.0520              62      Indonesia                             0.2767
     334      France, Nice                          0.0520             6221     Indonesia, Jakarta                    0.2181
     331      France, Paris                         0.0520             871      Inmaristat East Atlantic Ocean        4.6282
     336      France, Cellular                      0.0823             872      Inmaristat Pacific Ocean              4.7910
     596      French Antilles/Martinique            0.2873             873      Inmaristat Indian Ocean               4.4652
     594      French Guiana                         0.3009             874      Inmaristat West Atlantic Ocean        4.4785
     689      French Polynesia                      0.3665              98      Iran                                  0.5707
     241      Gabon Republic                        0.5104             964      Iraq                                  0.6681
     220      Gambia                                0.3975             353      Ireland                               0.0821
      7       Georgia                               0.4797             3531     Ireland, Dublin                       0.0819
     49       Germany                               0.0491             353      Ireland, Cellular                     0.0821
    4930      Germany, Berlin                       0.0491             972      Israel                                0.1153
     49       Germany, Cellular                     0.0840             9725     Israel, Cellular                      0.1606
    4969      Germany, Frankfurt                    0.0491              39      Italy                                 0.0963

                                       10

                                   Exhibit B

    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE

    3910      Italy, Genoa                          0.0963             692      Marshall Islands                      0.3027
     392      Italy, Milan                          0.0963             222      Mauritania                            0.4565
    3911      Italy, Turin                          0.0963             230      Mauritius                             0.5731
     39       Italy, Cellular                       0.1063             2696     Mayotte Island ( Comoros)             0.4507
     225      Ivory Coast (Cote' D'Ivoire)          0.6613              52      1/ Mexico On net on peak              0.1588
     876      Jamaica                               0.3387              52      2/ Mexico On net off peak             0.1588
     81       Japan                                 0.0850              52      3/ Mexico On net on peak              0.1588
     81       Japan, Cellular                       0.1313              52      4/ Mexico On net off peak             0.1588
     816      Japan, Osaka                          0.0726             691      Micronesia                            0.4888
     81       Japan, Military                       0.0888             373      Moldavia                              0.3455
     813      Japan, Tokyo                          0.0726             339      Monaco                                0.1212
    8152      Japan, Nagoya                         0.0500             976      Mongolia                              0.6550
     962      Jordan                                0.4457             664      Montserrat                            0.4129
    96279     Jordan, Cellular                      0.4457             212      Morocco                               0.3348
      7       Kazakhstan                            0.4554             258      Mozambique                            0.3360
     254      Kenya                                 0.4915              95      Myanmar (Birma)                       0.6957
     686      Kiribati                              0.6375             264      Namibia                               0.2407
     850      Korea - North (DPR)                   0.6072             674      Nauru                                 0.5605
     82       Korea, South                          0.1212             977      Nepal                                 0.6047
     822      Korea, South Seoul                    0.1212             599      Netherlands Antilles                  0.2686
    9659      Kuwait                                0.5124              31      Netherlands                           0.0578
     965      Kuwait, Cellular                      0.5124             3120     Netherlands, Amsterdam                0.0578
     996      Kyrgyzstan                            0.4464             3165     Netherlands, Cellular                 0.0595
     856      Laos                                  0.5804             869      Nevis Island                          0.2978
     371      Latvia                                0.2557             687      New Caledonia                         0.4767
     961      Lebanon                               0.4293              64      New Zealand                           0.0694
    9613      Lebanon, Cellular                     0.4650              64      New Zealand, Cellular                 0.0694
     266      Lesotho                               0.2977             505      Nicaragua                             0.3414
     231      Liberia                               0.3644             5058     Nicaragua, Cellular                   0.3414
     218      Libyan Arab rep                       0.2741             227      Niger republic                        0.5007
    4175      Liechtenstein                         0.0891             234      Nigeria                               0.5198
     370      Lithuania                             0.2708             683      Niue Island                           0.7832
     352      Luxembourg                            0.1069             672      Norfolk Island                        0.3378
     853      Macao                                 0.2725              47      Norway                                0.0866
     389      Macedonia                             0.2944              47      Norway, Oslo                          0.0866
     261      Madagascar                            0.6218              47      Norway, Cellular                      0.0867
     265      Malawi                                0.3461             968      Omen Dem Republic                     0.5933
     60       Malaysia                              0.1351              92      Pakistan                              0.5450
     960      Maldives                              0.5772             9221     Pakistan, Karachi                     0.5345
     223      Mali Republic                         0.6306             680      Palau Republic                        0.5771
     356      Malta                                 0.1671             507      Panama                                0.3773

                                       11

                                   Exhibit B

    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE

    5076      Panama, Cellular                      0.3773             869      St Kitts                              0.3198
     675      Papua New Guinea                      0.2842             758      St Lucia                              0.4000
     595      Paraguay                              0.4305             508      St Pierre & Miquelon                  0.1951
     51       Peru                                  0.3068             784      St Vincent & Grenadines               0.4055
    5114      Peru, Lima                            0.3078              72      St Vincent, Mustique                  0.5085
     51       Peru, Cellular                        0.3255             809      St Lucia, Palm                        0.5085
     63       Philippines                           0.2000             809      St Lucia, Union Island                0.5085
    63.2      Philippines, Manila                   0.2000             249      Sudan                                 0.3076
     48       Poland                                0.2100             597      Suriname                              0.7451
     351      Portugal                              0.1722             268      Swazland                              0.2043
    35191     Portugal, Madeira Island              0.1722              46      Sweden                                0.0506
     974      Qatar                                 0.4824              46      Sweden, Cellular                      0.0540
     262      Reunion Island                        0.3825              41      Switzerland                           0.0741
     40       Romania                               0.2964              41      Switzerland, Cellular                 0.0741
      7       Russia                                0.2465             963      Syria                                 0.4874
    7095      Russia, Moscow                        0.1419             886      Taiwan                                0.1150
    7812      Russia, St Petersburg                 0.1525             8862     Taiwan, Taipei                        0.0988
     250      Rwanda Republic                       0.6085             8867     Taiwan, Kaohsiung                     0.1150
     670      Saipan/Mariannas                      0.2043             8869     Taiwan, Cellular                      0.1155
     378      San Marino                            0.2825             673      Tajikistan                            0.3660
     239      Sao Tome/Prinsipe                     0.7393             255      Tanzania                              0.3979
     966      Saudi Arabia                          0.5073              66      Thailand                              0.2600
     221      Senegal  Republic                     0.5985             662      Thailand, Bangkok                     0.2600
     248      Seychelles Island                     0.6850             228      Togo republic                         0.5862
     232      Sierra Leone                          0.5959             676      Tonga islands                         0.6776
     65       Singapore                             0.1365             868      Trinidad & Tobago                     0.3695
     421      Slovakia                              0.2129             216      Tunisia                               0.3231
     386      Slovenia                              0.1780              90      Turkey                                0.2085
     677      Solomon Islands                       0.4754             905      Turkey, Cellular                      0.2085
     252      Somalia Republic                      0.5880              7       Turkmenistan                          0.4705
     27       South Africa Republic                 0.2715             649      Turks & Caicos Islands                0.3518
    2711      South Africa, Johannesburg            0.2153             688      Tuvalu                                0.6200
     34       Spain                                 0.1154             256      Uganda                                0.3046
     343      Spain, Barcelona                      0.1154             380      Ukraine                               0.2874
     34       Spain, Balearic island                0.1154             970      United Arab Emirates                  0.3073
    3428      Spain, Canary Island                  0.1154              44      United Kingdom                        0.0302
    3456      Spain, Cueta                          0.1154            44171     United kingdom, London                0.0302
    3452      Spain, Melilla                        0.1154              44      United Kingdom, Cellular              0.0519
     341      Spain, Madrid                         0.1154             598      Uruguay                               0.4074
     95       Sri Lanka                             0.5634             736      Uzbekistan                            0.4528
     290      St Helena                             0.4113             678      Vanuatu Republic/New Hebridi          0.5893

                                       12

                                   Exhibit B

    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE

     396      Vatican City                          0.1836
     58       Venezuela                             0.2700
     58       Venezuela, Cellular                   0.2700             403      Canada, Alberta                       0.0501
     58       Venezuela, Caraces                    0.1531           250/604    Canada, British Columbia              0.0501
     84       Vietnam                               0.6613             204      Canada, Manitoba                      0.0501
     848      Vietnam, Ho Chi Minh City             0.6595             514      Canada, Montreal                      0.0501
     681      Wallace/Futuna Islands                0.3165             506      Canada, News Brunswick                0.0501
     685      Western Somoa                         0.4701             709      Canada, New Foundland                 0.0501
     967      Yemen Arab Republic                   0.6073             902      Canada, Nova Scotia                   0.0501
     969      Yemen Dem Republic                    0.7845             416      Canada, Ontario                       0.0501
     381      Yugoslavia/ Serbia                    0.2772             519      Canada, Ontario                       0.0501
     243      Zaire Republic                        0.5025             613      Canada, Ontario                       0.0501
     260      Zambia                                0.4863             807      Canada, Ontario                       0.0501
     259      Zanzibar                              0.6134             905      Canada, Ontario                       0.0501
     263      Zimbabwe                              0.2615             514      Canada, Quebec                        0.0501
                                                                       819      Canada, Quebec                        0.0501
                                                                       306      Canada, Saskatchewan                  0.0501
     907      Alaska                                0.0915
     808      Hawaii                                0.0858              1       US Interstate                         0.0390
  787 (PR)    Puerto Rico                           0.0858                      Ca Intrastate                         0.0290
  809 (VI)    Virgin Islands (US)                   0.1129                      NY Intrastate                         0.0575

If in any given month, more than fifteen percent (%15) of the Purchaser's total
USA Continental, dedicated carrier traffic does not terminate to an
RBOC-franchised region, Provider may apply a $.03 per minute surcharge to all such traffic in excess of the fifteen percent.

                                       13

                                  Exhibit (B)

INET International/Domestic Switched Termination

6/29/99

    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE

     93       Afghanistan                           1.9901             359      Bulgaria                             0.3669
     355      Albania                               0.3975             226      Burkina Faso                         0.7225
     213      Algeria                               0.3765             257      Burundi                              0.5700
     684      American Samoa                        0.2859             855      Cambodia (Kampu)                     0.8833
     376      Andorra                               0.2527             238      Cape Verde Islands                   0.7794
     244      Angola                                0.4725             345      Cayman Islands                       0.2905
    67212     Antarctica (Casey Base)               0.5127             236      Central African Republic             0.9078
     672      Antarctica (Scott Base)               0.5127             235      Chad Republic                        0.9245
     54       Argentina                             0.4515              56      Chile                                0.1956
     541      Argentina, Buenos Aires               0.4515             569      Chile, Cellular                      0.1956
     54       Argentina, Cellular                   0.4515              86      China Prc                            0.5015
     374      Armenia                               0.7829              86      China Prc, Cellular                  0.6015
     297      Aruba                                 0.4000             8610     China, Beijing                       0.6015
     247      Ascension Island                      0.8399            86591     China, Fuzhou                        0.6015
     61       Australia                             0.1315             8621     China, Shanghai                      0.6015
     612      Australia, Sydney                     0.1315             672      Christmas Island                     0.5127
     61       Australia, Cellular                   0.1315             613      Cocos Kelling Island                 0.1315
     43       Austria                               0.1815              57      Colombia                             0.3774
     431      Austria, Vienna                       0.1815             5767     Colombia, Armenia                    0.3774
     431      Austria, Cellular                     0.1815             5758     Colombia, Barranquilla               0.3774
     994      Azerbaijan                            0.3833             571      Colombia, Bogota                     0.3774
     973      Bahrain                               0.6566             572      Colombia, Cali                       0.3774
     880      Bangladesh                            0.7116             573      Colombia, Cellular                   0.4186
    8801      Bangladesh, Cellular                  0.7116             574      Colombia, Medellin                   0.3774
     375      Belarus                               0.3594             5763     Colombia, Pereira                    0.3774
     32       Belgium                               0.1515             2690     Comoros                              0.6417
     323      Belgium, Antwerp                      0.1515             242      Congo                                0.8886
     322      Belgium, Brussels                     0.1515             682      Cook Islands                         1.1210
     32       Belgium, Cellular                     0.5190             506      Costa Rica                           0.2674
     501      Belize                                0.5360             5063     Costa Rica, Cellular                 0.2674
     229      Benin                                 0.5430             385      Croatia                              0.2715
     975      Bhutan                                0.7217              53      Cuba                                 0.7457
     591      Bolivia                               0.4655             5399     Cuba-Guantanamo Bay                  0.7457
     387      Bosnia/Herzegovina                    0.3752             357      Cyprus                               0.3380
     267      Botswana                              0.3629              42      Czech Republic                       0.2865
     55       Brazil                                0.3515              45      Denmark                              0.1372
    5521      Brazil, Rio De Janiero                0.3515              45      Denmark, Cellular                    0.1372
    5511      Brazil, Sao Paulo                     0.3515             246      Diego Garcia                         0.7699
    55219     Brazil, Cellular                      0.3515             253      Djibouti                             0.8314
     284      British Virgin Islands                0.3425             767      Dominica                             0.5349
     673      Brunei                                0.3912             237      Cameroon                             0.6951

                                        14

                                   Exhibit B

INET International/Domestic Switched Termination

Effective 6/29/99

    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE

     594      Dominican Republic, Cellular          0.2763             473      Grenada                               0.4425
     593      Ecuador                               0.3727             590      Guadeloupe                            0.3500
    5932      Ecuador, Quito                        0.3727             502      Guatemala                             0.2904
    5934      Ecuador, Guayaquil                    0.3727            50220     Guatemala, Cellular                   0.2904
    5939      Ecuador, Cellular                     0.5363             224      Guinea Republic                       0.7515
     20       Egypt                                 0.7021             245      Guinea - Bissau                       0.6765
     202      Egypt, Cairo                          0.7021             592      Guyana                                0.7596
    2012      Egypt, Cellular                       0.7021             509      Haiti                                 0.5461
     503      El Salvador                           0.3425             504      Honduras                              0.5183
    5038      El Salvador, Cellular                 0.4315             852      Hong Kong, China                      0.1515
     240      Equatorial Guinea                     1.1950             8529     Hong Kong, Cellular                   0.4825
     291      Eritrea                               1.2823              36      Hungary                               0.2505
     372      Estonia                               0.2701             354      Iceland                               0.2630
     251      Ethiopia                              0.8780              91      India                                 0.7245
     298      Faeroe Island                         0.2916             9198     India, Cellular                       0.7245
     500      Falkland Island                       0.7861             9144     India, Madras                         0.7245
     679      Fiji Islands                          0.6963             9111     India, New Delhi                      0.7245
     358      Finland                               0.1432             9122     India, Bombay                         0.7245
    3580      Finland, Helsinki                     0.1432             9180     India, Bangalore                      0.7245
     358      Finland, Cellular                     0.1432              62      Indonesia                             0.5951
     33       France                                0.1625             6221     Indonesia, Jakarta                    0.5951
     334      France, Nice                          0.1625             871      Inmaristat East Atlantic Ocean        5.2069
     331      France, Paris                         0.1625             872      Inmaristat Pacific Ocean              7.0875
     336      France, Cellular                      0.4715             873      Inmaristat Indian Ocean               4.4825
     596      French Antilles/Martinique            0.3519             874      Inmaristat West Atlantic Ocean        4.4825
     594      French Guiana                         0.4421              98      Iran                                  0.9112
     689      French Polynesia                      0.5056             964      Iraq                                  1.3280
     241      Gabon Republic                        0.5918             353      Ireland                               0.1571
     220      Gambia                                0.6001             3531     Ireland, Dublin                       0.1571
      7       Georgia                               0.6144             353      Ireland, Cellular                     0.1797
     49       Germany                               0.1275             972      Israel                                0.1751
    4930      Germany, Berlin                       0.1275             9725     Israel, Cellular                      0.3127
     49       Germany, Cellular                     0.4175              39      Italy                                 0.1915
    4969      Germany, Frankfurt                    0.1275             3910     Italy, Genoa                          0.1915
    4940      Germany, Hambourg                     0.1275             392      Italy, Milan                          0.1915
     233      Ghana                                 0.4198             3911     Italy, Turin                          0.1915
     350      Gibraltar                             0.4059              39      Italy, Cellular                       0.4713
     30       Greece                                0.2721             225      Ivory Coast (Cote' D'lvoire)          0.8695
     301      Greece, Athens                        0.2721              81      Japan                                 0.1850
     299      Greenland                             0.5700              81      Japan, Cellular                       0.1850

                                       15

                                   Exhibit B

INET International/Domestic Carrier Termination

Effective 6/29/99

    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE
     816      Japan, Osaka                          0.1850             691      Micronesia                            0.5275
     81       Japan, Military                       0.1850             373      Moldavia                              0.4675
     813      Japan, Tokyo                          0.1850             339      Monaco                                0.1759
    8152      Japan, Nagoya                         0.1850             976      Mongolia                              1.0135
     962      Jordan                                0.6716             212      Morocco                               0.4218
    96279     Jordan, Cellular                      0.6716             258      Mozambique                            0.3984
      7       Kazakhstan                            0.5939              95      Myanmar (Birma)                       0.9807
     254      Kenya                                 0.6370             264      Namibia                               0.2825
     686      Kiribati                              0.7638             674      Nauru                                 0.6539
     850      Korea - North (DPR)                   0.9590             977      Nepal                                 0.7370
     82       Korea, South                          0.2515             599      Netherlands Antilles                  0.3237
     822      Korea, South Seoul                    0.2515              31      Netherlands                           0.1375
    9659      Kuwait                                0.5815             3120     Netherlands, Amsterdam                0.1375
     965      Kuwait, Cellular                      0.5815             3165     Netherlands, Cellular                 0.1375
     996      Kyrgyzstan                            0.5981             687      New Caledonia                         0.5598
     856      Laos                                  0.7239              64      New Zealand                           0.1333
     371      Latvia                                0.3737              64      New Zealand, Cellular                 0.2686
     961      Lebanon                               0.7716             505      Nicaragua                             0.4744
    9613      Lebanon, Cellular                     0.7716             5058     Nicaragua, Cellular                   0.4744
     266      Lesotho                               1.0265             227      Niger republic                        0.7575
     231      Liberia                               0.4634             234      Nigeria                               0.6951
     218      Libyan Arab rep                       0.3127             683      Niue Island                           2.1963
    4175      Liechtenstein                         0.1250             672      Norfolk Island                        0.5127
     370      Lithuania                             0.3425              47      Norway                                0.1320
     352      Luxembourg                            0.1520              47      Norway, Oslo                          0.1320
     853      Macao                                 0.3150              47      Norway, Cellular                      0.1320
     389      Macedonia                             0.4183             968      Omen Dem Republic                     0.6425
     261      Madagascar                            0.7477              92      Pakistan                              0.6892
     265      Malawi                                0.4905             9221     Pakistan, Karachi                     0.6892
     60       Malaysia                              0.2607             680      Palau Republic                        0.6503
     960      Maldives                              0.7411             507      Panama                                0.5025
     223      Mali Republic                         0.9256             5076     Panama, Cellular                      0.5025
     356      Malta                                 0.2432             675      Papua New Guinea                      0.3546
     692      Marshall Island                       0.3375             595      Paraguay                              0.5125
     222      Mauritania                            0.5377             51       Peru                                  0.3725
     230      Mauritius                             0.6684             5114     Peru, Lima                            0.3725
     2696     Mayotte Island (Comoros)              0.7892             51       Peru, Cellular                        0.3725
     52       1/Mexico On net on peak               0.2600             63       Philippines                           0.3245
     52       2/Mexico On net off peak              0.2600             63.2     Philippines, Manila                   0.3245
     52       3/Mexico On net on peak               0.2600             48       Poland                                0.3016
     52       4/Mexico Off net off peak             0.2600             351      Portugal                              0.2551

                                       16

                                   Exhibit B

INET International/Domestic Carrier Termination

Effective 6/29/99

    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE

    35191     Portugal, Madeira Island              0.2551              41      Switzerland                           0.1250
     974      Qatar                                 0.5818              41      Switzerland, Cellular                 0.5515
     262      Reunion Island                        0.5386             963      Syria                                 0.9310
     40       Romania                               0.4019             886      Taiwan                                0.2515
      7       Russia                                0.3486             8862     Taiwan, Taipei                        0.2515
    7095      Russia, Moscow                        0.3486             8867     Taiwan, Kaohsiung                     0.2515
    7812      Russia, St Petersburg                 0.3486             8869     Taiwan, Cellular                      0.2515
     250      Rwanda Republic                       0.7433             673      Tajikistan                            0.7657
     670      Saipan/Mariannas                      0.3407             255      Tanzania                              0.5425
     378      San Marino                            0.6017              66      Thailand                              0.3625
     239      Sao Tome/Prinsipe                     1.5227             662      Thailand, Bangkok                     0.3625
     966      Saudi Arabia                          0.6979             228      Togo republic                         0.8760
     221      Senegal  Republic                     0.8756             676      Tonga Islands                         1.0015
     248      Seychelles Island                     1.8179             216      Tunisia                               0.4297
     232      Sierra Leone                          0.6350              90      Turkey                                0.3250
     65       Singapore                             0.3075             905      Turkey, Cellular                      0.3892
     421      Slovakia                              0.2865              7       Turkmenistan                          0.9965
     386      Slovenia                              0.3272             688      Tuvalu                                0.7433
     677      Solomon Islands                       0.5225             256      Uganda                                0.3425
     252      Somalia Republic                      0.7986             380      Ukraine                               0.3870
     27       South Africa Republic                 0.3885             970      United Arab Emirates                  0.3750
    2711      South Africa, Johannesburg            0.3885              44      United Kingdom                        0.1325
     34       Spain                                 0.1650            44171     United kingdom, London                0.1325
     343      Spain, Barcelona                      0.1650             44       United Kingdom, Cellular              0.1725
     34       Spain, Balearic island                0.1650             598      Uruguay                               0.4525
    3428      Spain, Canary Island                  0.1650             736      Uzbekistan                            0.5657
    3456      Spain, Cueta                          0.1650             678      Vanuatu Republic/New Hebridi          0.7924
    3452      Spain, Melilla                        0.1650             396      Vatican City                          0.2100
     341      Spain, Madrid                         0.1650             58       Venezuela                             0.3615
     95       Sri Lanka                             0.7191             58       Venezuela, Cellular                   0.3615
     290      St Helena                             0.6633             58       Venezuela, Caracas                    0.3615
     508      St. Pierre & Miquelon                 0.2315             84       Vietnam                               0.8025
     784      St. Vincent & Grenadines              0.4450             848      Vietnam, Ho Chi Minh City             0.8025
     72       St. Vincent, Mustique                 0.6156             681      Wallis/Futuna Islands                 0.3725
     809      St. Lucia, Palm                       0.6156             685      Western Somoa                         0.5731
     809      St. Lucia, Union Island               0.6156             967      Yemen Arab Republic                   0.7679
     249      Sudan                                 0.4543             969      Yemen Dem Republic                    0.9150
     597      Suriname                              0.8803             381      Yugoslavia/Serbia                     0.3967
     268      Swaziland                             0.3697             243      Zaire Republic                        0.6719
     46       Sweden                                0.1275             260      Zambia                                0.6363
     46       Sweden, Cellular                      0.1275             259      Zanzibar                              1.1482

                                       17

                                   Exhibit B

INET International/Domestic Carrier Termination

Effective 6/29/99

    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE

     263      Zimbabwe                              0.3939             NPA      Off-Shore & Canada

     264      Anguilla                              0.4320             403      Canada, Alberta                       0.1175
     268      Antigua & Barbuda                     0.4256             250/604  Canada, British Colombia              0.1275
     242      Bahamas                               0.2085             204      Canada, Manitoba                      0.1175
     246      Barbados                              0.4225             514      Canada, Montreal                      0.1085
     441      Bermuda                               0.1815             506      Canada, New Brunswick                 0.1175
     594      Dominican Republic                    0.2304             709      Canada, New Foundland                 0.1175
     671      Guam                                  0.1421             902      Canada, Nova Scotia                   0.1175
     876      Jamaica                               0.4420             416      Canada, Ontario                       0.1085
     664      Montserrat                            0.5658             519      Canada, Ontario                       0.1085
     869      Nevis Island                          0.4300             613      Canada, Ontario                       0.1085
     869      St. Kitts                             0.3400             807      Canada, Ontario                       0.1085
     758      St. Lucia                             0.4425             905      Canada, Ontario                       0.1085
     868      Trinidad & Tobago                     0.4783             514      Canada, Quebec                        0.1085
     649      Turks & Caicos Island                 0.4779             819      Canada, Quebec                        0.1175
                                                                       306      Canada, Saskatchewan                  0.1175

     907      Alaska                                0.1650
     808      Hawaii                                0.1650              1       US Interstate                         0.0390
     787 (PR) Puerto Rico                           0.1650
     809 (VI) Virgin Islands (US)                   0.1650

   CODE       INTRASTATE                        RATE PER MINUTE         CODE      INTRASTATE                  RATE PER MINUTE

    AL         Alabama                             0.0547                NE        Nebraska                      0.1573
    AZ         Arizona                             0.1632                NV        Nevada                        0.0623
    AR         Arkansas                            0.0578                NH        New Hampshire                 0.1345
    CA         California                          0.0409                NJ        New Jersey                    0.1138
    CO         Colorado                            0.1307                NM        New Mexico                    0.2042
    CT         Connecticut                         0.1052                NY        New York                      0.1167
    DE         Delaware                            0.0627                NC        North Carolina                0.1248
    FL         Florida                             0.0875                ND        North Dakota                  0.1889
    GA         Georgia                             0.0933                OH        Ohio                          0.0423
    ID         Idaho                               0.1218                OK        Oklahoma                      0.0719
    IL         Illinois                            0.0415                OR        Oregon                        0.1051
    IN         Indiana                             0.0593                PA        Pennsylvania                  0.0955
    IA         Iowa                                0.1257                RI        Rhode Island                  0.1154
    KS         Kansas                              0.1210                SC        South Carolina                0.1028
    KY         Kentucky                            0.0500                SD        South Dakota                  0.1250
    LA         Louisiana                           0.0647                TN        Tennessee                     0.1005
    ME         Maine                               0.2001                TX        Texas                         0.1658
    MD         Maryland                            0.0687                UT        Utah                          0.0813
    MA         Massachusetts                       0.0793                VT        Vermont                       0.1878
    MI         Michigan                            0.0515                VA        Virginia                      0.1025
    MN         Minnesota                           0.1191                WA        Washington                    0.0826
    MS         Mississippi                         0.0783                WV        West Virginia                 0.1253
    MO         Missouri                            0.1409                WI        Wisconsin                     0.0393
    MT         Montana                             0.0986                WY        Wyoming                       0.1219

If any any given month, more than fifteen percent (15%) of Purchaser's total USA Continental, switched traffic does not terminate to an RBOC-franchised region, Provider may apply a $.03 per minute surcharge to all such traffic in excess of the fifteen percent.

                                       18